Exhibit 10.2
Execution Version
FACILITY UPSIZE AND LENDER JOINDER AGREEMENT

This FACILITY UPSIZE AND LENDER JOINDER AGREEMENT (this “Agreement”) is made as of June 24, 2026 by and among the Borrower Representative party hereto, Mizuho Bank Ltd. (“Mizuho”) as Administrative Agent and Collateral Agent and the Additional Lender listed on Annex I hereto (the “Additional Lender”).
Reference is made to the Revolving Credit Agreement, dated as of April 3, 2024, entered into by and among each borrower listed on Schedule 1.01(B) thereto (collectively, the “Borrowers”), Mizuho and KKR Capital Markets, as the joint lead arrangers, each lending institution that becomes a lender thereunder (the “Lenders”), and Mizuho Bank, Ltd., as the administrative agent (in such capacity, the “Administrative Agent”), the collateral agent (in such capacity, the “Collateral Agent”) and the Letter of Credit Issuer (as the same may be modified, amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement and the rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply as if fully set forth herein, mutatis mutandis.
WHEREAS, the Borrowers have submitted a Facility Increase Request attached hereto as Exhibit A to increase the Maximum Commitment under the Credit Agreement in the amount of $150,000,000 (the “Facility Increase”) for an aggregate Maximum Commitment of $1,550,000,000 in accordance with Section 2.02 of the Credit Agreement; and
WHEREAS, the Additional Lender referred to on Annex I hereto shall provide the full amount of such Facility Increase. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
As of the Effective Date (as defined below), the Maximum Commitment shall be increased to $1,550,000,000 and the Commitments of the Lenders shall be as set forth on Annex I hereto.
The Additional Lender: (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents (except for copies of other Lenders’ Assignment Agreements which are available to the Additional Lender upon request), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Credit Agreement or any other Loan Document; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with its terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; (e) attaches (or confirms it has delivered to the Administrative Agent) completed and signed copies of any forms that may be required by the United States Internal Revenue Service (together with any additional supporting documentation required pursuant to applicable Treasury Department regulations or such other evidence satisfactory to the Borrowers and the Administrative Agent) in order to certify the Additional Lender’s complete exemption from United States withholding taxes with respect to any payments or distributions made or to be made to the Additional Lender in respect of the Loans or under the Credit Agreement; and (f) acknowledges that one or more conditions precedent to the issuance of any Letter of Credit or the making of any Loan may have been waived in connection with any such action and agrees to be bound thereby.
a.Following the execution of this Agreement, this Agreement will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Agreement (the “Effective Date”) shall be the first date when each of the conditions set forth below shall have been satisfied, unless otherwise specified on Annex I hereto: the execution and delivery of this Agreement by the parties hereto;
b.the Borrowers shall pay to the Administrative Agent the upfront fee and agency fee specified in the fee letter to be delivered in connection with this Agreement, and, to the extent invoiced at least two (2) Business Days prior to the required payment date, all other fees due and owing in connection with this Agreement;
c.reliance letters with respect to favorable opinions of Simpson Thacher & Bartlett, Arthur Cox LLP, Maples and Calder (Cayman) LLP and Davis Polk & Wardwell UK LLP in form and substance reasonably acceptable to the Additional Lender shall have been delivered to the Administrative Agent and the Additional Lender; and
d.if requested by the Additional Lender, the Borrowers shall execute a Note payable to the Additional Lender.
Upon such execution and delivery, as of the Effective Date, the Additional Lender shall be a “Lender” under the Credit Agreement and the other Loan Documents, be bound by the terms thereof and shall have the rights and obligations of a Lender thereunder.
This Agreement constitutes a “Loan Document” and all references to a “Loan Document” in the Credit Agreement and other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Agreement.
Borrower Representative hereby affirms, reaffirms or confirms on behalf of each Borrower, as applicable, as of the date hereof, that (x) the obligations of each Borrower under the Credit Agreement as modified or supplemented hereby and the other Loan Documents to which it is a party (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Credit Agreement, the Security Agreement, all other Security Documents and the other Loan Documents, each to which it is a party, and (ii) constitute “Obligations” or such other similar term for purposes of the Credit Agreement, the Security Agreement, all other Security Documents and all other Loan Documents, each to which it is a party, and (y) notwithstanding the effectiveness of the terms hereof, the covenants, obligations, guarantees and agreements contained in the Security Agreement, the other Security Documents and the other Loan Documents, each to which it is a party, are, and shall continue to be in full force and effect in accordance with the terms thereof, in each case as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby.
This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same agreement and any of the parties hereto may execute this Agreement by signing such counterpart. Delivery of an executed counterpart of this Agreement, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart of this Agreement.
Remainder of Page Intentionally Left Blank.
Signature Page(s) Follow(s).

IN WITNESS WHEREOF, the Additional Lender has caused this Agreement to be executed by its officers thereunto duly authorized as of the date specified thereon.
U.S. BANK NATIONAL ASSOCIATION, as Additional Lender
By: /s/ Rebecca Li
 Name: Rebecca Li
Title: Director

Accepted and Approved:
MIZUHO BANK, LTD.
as Administrative Agent and Collateral Agent

By:     /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

BORROWER REPRESENTATIVE:

K-INFRA LIQUIDITY LIMITED,
as the Borrower Representative
By:     /s/ Michael Ryan
Name: Michael Ryan
Title: Director